EXHIBIT 32.1
                                                                    ------------


                              FAB INDUSTRIES, INC.


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Fab Industries, Inc. (the "Company") on Form 10-Q for the period ending August 28, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Samson Bitensky, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Samson Bitensky
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Samson Bitensky
Chief Executive Officer
October 12, 2004